Exhibit 99.2

Contact:	Michelle L. Hards (419) 535-4636 michelle.hards@dana.com

DANA CORPORATION REPORTS SIGNIFICANTLY IMPROVED OPERATIONAL RESULTS

Net Income Also Includes Net Gains Triggered by Transactions

TOLEDO, Ohio, July 21, 2004 – Dana Corporation (NYSE: DCN) today announced that its 2004 second-quarter sales were $2.3 billion, compared to $2.0 billion during the same period last year. Net income for the quarter (including $33 million of unusual net gains) totaled $108 million, or 72 cents per share. This compares to net income (including $5 million of unusual net gains) of $52 million, or 35 cents per share, for the period in 2003.

“We are pleased to have delivered another solid quarter of operational performance with net income, exclusive of unusual items, up 60 percent,” said Dana Chairman and CEO Mike Burns. “At the same time, we’re far from satisfied and continue to pursue greater focus, integration, and productivity in line with our commitment to meeting the needs of our global customers.”

Second-quarter sales were up 16 percent over the same period last year with the majority of the increase being driven by our new business programs and higher production volumes in the principal markets served by Dana, particularly the North American heavy-truck sector.

“Our solid sales growth contributed to stronger bottom-line results,” Mr. Burns said. “In addition, we continued to see growth in our gross margin – both year-over-year and sequentially by quarter – as we achieved further cost efficiencies and made progress in addressing the launch costs associated with our structures programs. It’s important to note that these improvements were achieved in spite of the higher cost of steel and certain other raw materials that we experienced during the quarter.

“We are also enthused by the positive strategic and financial flexibility that we will have when we complete the sale of our automotive aftermarket business,” Mr. Burns said. On July 9, Dana announced that it had reached a definitive agreement to sell its automotive aftermarket business to The Cypress Group for approximately $1.1 billion in cash.

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Transactions Trigger Recognition of $33 Million of Unusual Net Gains
The $33 million of unusual net gains included in the second quarter of 2004 included the recognition of $38 million in anticipated tax benefits triggered by the sale of the automotive aftermarket business and transactions that are part of the continuing program to divest assets of Dana Credit Corporation (DCC), which are expected to close during the third quarter. This was partially offset by $5 million of transaction-related expenses.

Dana Vice President and Chief Financial Officer Bob Richter explained, “These transactions are expected to generate capital gains. We had capital loss carryforwards from prior periods that were fully reserved. Since we now expect to be able to use the carryforwards to offset the gains, accounting rules require us to recognize the anticipated tax benefit by releasing a portion of the reserve at this time.

“While we’re happy to benefit from the additional income, we’re pleased that even without these unusual items, we still achieved second-quarter net profit of $75 million, or 50 cents per share, which is up substantially over the prior year.”

First-Half Results Significantly Improved
Dana’s six-month consolidated sales were $4.6 billion, up from $4.0 billion during the same period last year. Net income during the first half of 2004 was $171 million, or $1.14 per share, including $35 million in unusual net gains. This compares to net income of $93 million, or 63 cents per share, including $15 million in unusual net gains during the initial six months of 2003.

“Excluding our unusual items and the results of businesses held for sale, our net income from continuing operations improved by more than 60 percent during the first half of 2004, compared to the same period last year,” Mr. Burns said. “Again, this improvement was largely the result of new business and strong production volumes in our principal markets.”

Full-Year EPS Guidance “While we are optimistic about production levels in the North American heavy-truck sector, the second half of the year will not be without its challenges,” Mr. Burns said. “We will continue to be impacted by many of the challenges that we experienced during the first six months of the year, particularly higher raw material costs. In addition, rising North American light-vehicle inventory levels also point to the potential for reductions in production schedules in that sector during the second half of the year.

“So even though we will continue to consolidate the results of the automotive aftermarket business until the sale closes, we are not changing our earnings guidance of at least $1.90 per share, excluding unusual items, in 2004.”

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Quarterly Conference Call Scheduled Today at 11 a.m.
Dana will discuss its second-quarter results in a conference call at 11 a.m. (EDT) today. The call may be accessed via Dana’s web site (www.dana.com), where it will be accompanied by a brief slide presentation, or by dialing (800) 275-3210. Please dial into the conference five minutes prior to the call. An audio recording of this conference call will be available after 2 p.m. today. To access this recording, please dial (800) 537-8823. A webcast replay of the call will be available after 4 p.m. today and will be accessible via the Dana web site.

Dana Corporation is a global leader in the design, engineering, and manufacture of value-added products and systems for automotive, commercial, and off-highway vehicles. Delivering on a century of innovation, the company’s continuing operations employ approximately 45,000 people worldwide dedicated to advancing the science of mobility. Founded in 1904 and based in Toledo, Ohio, Dana operates technology, manufacturing, and customer-service facilities in 30 countries. Sales from continuing operations totaled $7.9 billion in 2003. Dana’s Internet address is: www.dana.com.

Forward-Looking Statements
 Certain statements contained in this release constitute “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements represent Dana’s expectations based on our current information and assumptions. Forward-looking statements are inherently subject to risks and uncertainties. Dana’s actual results could differ materially from those that are anticipated or projected due to a number of factors. These factors include national and international economic conditions; adverse effects from terrorism or hostilities; the strength of other currencies relative to the U.S. dollar; the cyclical nature of the global vehicular industry; changes in business relationships with our major customers and in the timing, size and continuation of their and our programs; the ability of our customers and suppliers to achieve their projected sales and production levels; competitive pressures on our sales and pricing; increases in production or material costs that cannot be recouped in product pricing; the continued success of our cost reduction and cash management programs and of our long-term transformation strategy for the company; the success and timing of the divestiture of the automotive aftermarket business; and other factors set out in our public filings with the Securities and Exchange Commission. Dana does not undertake to update any forward-looking statements in this release.

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3

Dana Corporation
Financial Summary (Unaudited)
(in millions, except per share amounts)

	Three Months Ended June 30		Percent
	2004	2003	Change
Sales	$2,331	$2,012	16%

Income from continuing operations	$73	$46	59%
Income from discontinued operations	35	6	483%

Net income	$108	$52	108%

Income from continuing operations	$73	$46	59%
Reduction in deferred tax allowance related to
DCC asset sales	(18)	(9)	100%
Expenses relating to DCC sale activity	2	2

Income from continuing operations, excluding unusual items	$57	$39	46%

Income from automotive aftermarket business	$35	$9	289%
Loss from engine management business		(3)

Income from discontinued operations	35	6	483%
Loss on engine management sale		2
Reduction in deferred tax allowance related to aftermarket sale	(20)
Expenses relating to sale of aftermarket	3

Income from discontinued operations, excluding unusual items	$18	$8	125%

Diluted earnings per share:
Income from continuing operations	$0.49	$0.30	63%
Income from discontinued operations	0.23	0.05	360%

Net income	$0.72	$0.35	106%

Income from continuing operations, excluding unusual items	$0.38	$0.26	46%
Income from discontinued operations, excluding unusual items	0.12	0.05	140%

Net income, excluding unusual items	0.50	0.31	61%
Unusual items	0.22	0.04	450%

Net income	$0.72	$0.35	106%

Dana Corporation
Financial Summary (Unaudited)
(in millions, except per share amounts)

	Six Months Ended June 30		Percent
	2004	2003	Change
Sales	$4,642	$3,988	16%

Income from continuing operations	$123	$82	50%
Income from discontinued operations	48	11	336%

Net income	$171	$93	84%

Income from continuing operations	$123	$82	50%
Gains associated with DCC asset sales	(20)	(19)	5%
Expenses relating to DCC sale activity	2	2

Income from continuing operations, excluding unusual items	$105	$65	62%

Income from automotive aftermarket business	$48	$19	153%
Loss from engine management business		(8)

Income from discontinued operations	48	11	336%
Loss on engine management sale		2
Reduction in deferred tax allowance related to aftermarket sale	(20)
Expenses relating to sale of aftermarket	3

Income from discontinued operations, excluding unusual items	$31	$13	138%

Diluted earnings per share:
Income from continuing operations	$0.82	$0.55	49%
Income from discontinued operations	0.32	0.08	300%

Net income	$1.14	$0.63	81%

Income from continuing operations, excluding unusual items	$0.70	$0.44	59%
Income from discontinued operations, excluding unusual items	0.21	0.09	133%

Net income, excluding unusual items	0.91	0.53	72%
Unusual items	0.23	0.10	130%

Net income	$1.14	$0.63	81%

Dana Corporation
Condensed Statement of Income (Unaudited)
(in millions, except per share amounts)

	Three Months Ended June 30
	2004	2003
Net sales	$2,331	$2,012
Revenue from lease financing and other income	25	43

	2,356	2,055

Costs and expenses
Cost of sales	2,101	1,838
Selling, general and administrative expenses	126	141
Interest expense	51	55

	2,278	2,034

Income before income taxes	78	21
Income tax benefit (expense)	(6)	9
Minority interest	(3)	(1)
Equity in earnings of affiliates	4	17

Income from continuing operations	73	46
Income from discontinued operations	35	6

Net income	$108	$52

Basic earnings per share
Income from continuing operations	$0.49	$0.30
Income from discontinued operations	0.23	0.05

Net income	$0.72	$0.35

Diluted earnings per share
Income from continuing operations	$0.49	$0.30
Income from discontinued operations	0.23	0.05

Net income	$0.72	$0.35

Average shares outstanding -
For Basic EPS	149	148
For Diluted EPS	151	149

Dana Corporation
Condensed Statement of Income (Unaudited)
(in millions, except per share amounts)

	Six Months Ended June 30
	2004	2003
Net sales	$4,642	$3,988
Revenue from lease financing and other income	39	72

	4,681	4,060

Costs and expenses
Cost of sales	4,206	3,639
Selling, general and administrative expenses	262	277
Interest expense	102	114

	4,570	4,030

Income before income taxes	111	30
Income tax benefit (expense)	(3)	21
Minority interest	(6)	(3)
Equity in earnings of affiliates	21	34

Income from continuing operations	123	82
Income from discontinued operations	48	11

Net income	$171	$93

Basic earnings per share
Income from continuing operations	$0.83	$0.55
Income from discontinued operations	0.32	0.08

Net income	$1.15	$0.63

Diluted earnings per share
Income from continuing operations	$0.82	$0.55
Income from discontinued operations	0.32	0.08

Net income	$1.14	$0.63

Average shares outstanding -
For Basic EPS	148	148
For Diluted EPS	150	149

Dana Corporation
Condensed Balance Sheet (Unaudited)
(in millions)

	June 30	December 31
	2004	2003
Assets
Current assets
Cash and cash equivalents	$597	$731
Accounts receivable
Trade	1,310	1,048
Other	317	326
Inventories	747	743
Assets of discontinued operations	1,324	1,254
Other current assets	459	431

Total current assets	4,754	4,533
Investment in leases	540	622
Investments and other assets	2,286	2,252
Property, plant and equipment, net	2,086	2,210

Total assets	$9,666	$9,617

Liabilities and Shareholders’ Equity
Current liabilities
Notes payable	$384	$493
Accounts payable	1,241	1,076
Liabilities of discontinued operations	348	307
Other current liabilities	1,135	1,089

Total current liabilities	3,108	2,965
Long-term debt	2,508	2,605
Deferred employee benefits and other noncurrent liabilities	1,807	1,901
Minority interest	101	96
Shareholders’ equity	2,142	2,050

Total liabilities and shareholders’ equity	$9,666	$9,617

Dana Corporation
Condensed Statement of Cash Flows (Unaudited)
(in millions)

	Three Months Ended June 30
	2004	2003
Net income	$108	$52
Depreciation and amortization	90	99
Asset impairment	1	3
Gain on divestitures and asset sales	(21)	(11)
Working capital decrease (increase)	58	(47)
Deferred taxes	(46)	(6)
Other	(73)	(11)

Net cash flows — operating activities	117	79

Purchases of property, plant and equipment	(63)	(66)
Payments received on leases	3	7
Net loan repayments from customers	1	9
Divestitures		145
Asset sales	52	75
Other	(41)	3

Net cash flows — investing activities	(48)	173

Net change in short-term debt	38	(184)
Payments on long-term debt	(45)	(37)
Dividends paid	(18)	(2)
Other	5	18

Net cash flows — financing activities	(20)	(205)

Net change in cash and cash equivalents	49	47
Net change in cash — discontinued operations	2	1
Cash and cash equivalents — beginning of period	546	584

Cash and cash equivalents — end of period	$597	$632

Dana Corporation
Condensed Statement of Cash Flows (Unaudited)
(in millions)

	Six Months Ended June 30
	2004	2003
Net income	$171	$93
Depreciation and amortization	183	202
Asset impairment	2	9
Gain on divestitures and asset sales	(25)	(22)
Working capital increase	(164)	(284)
Deferred taxes	(41)	(13)
Other	(71)	(17)

Net cash flows — operating activities	55	(32)

Purchases of property, plant and equipment	(142)	(142)
Payments received on leases	6	16
Net loan repayments from customers	2	11
Divestitures		145
Asset sales	155	179
Other	(40)	9

Net cash flows — investing activities	(19)	218

Net change in short-term debt	153	(97)
Proceeds from long-term debt	5
Payments on long-term debt	(304)	(43)
Dividends paid	(36)	(3)
Other	10	17

Net cash flows — financing activities	(172)	(126)

Net change in cash and cash equivalents	(136)	60
Net change in cash — discontinued operations	2	1
Cash and cash equivalents — beginning of period	731	571

Cash and cash equivalents — end of period	$597	$632

Dana Corporation
(Including Dana Credit Corporation on an Equity Basis)
Condensed Statement of Income (Unaudited)
(in millions)

	Three Months Ended June 30
	2004	2003
Net sales	$2,331	$2,012
Other income	13	27

	2,344	2,039

Costs and expenses
Cost of sales	2,108	1,849
Selling, general and administrative expenses	125	125
Interest expense	39	39

	2,272	2,013

Income before income taxes	72	26
Income tax expense	(27)	(6)
Minority interest	(3)	(1)
Equity in earnings of affiliates	31	27

Income from continuing operations	73	46
Income from discontinued operations	35	6

Net income	$108	$52

Dana Corporation
(Including Dana Credit Corporation on an Equity Basis)
Condensed Statement of Income (Unaudited)
(in millions)

	Six Months Ended June 30
	2004	2003
Net sales	$4,642	$3,988
Other income	20	40

	4,662	4,028

Costs and expenses
Cost of sales	4,222	3,663
Selling, general and administrative expenses	247	241
Interest expense	77	81

	4,546	3,985

Income before income taxes	116	43
Income tax expense	(38)	(12)
Minority interest	(6)	(3)
Equity in earnings of affiliates	51	54

Income from continuing operations	123	82
Income from discontinued operations	48	11

Net income	$171	$93

Dana Corporation
(Including Dana Credit Corporation on an Equity Basis)
Condensed Balance Sheet (Unaudited)
(in millions)

	June 30	December 31
	2004	2003
Assets
Current assets
Cash and cash equivalents	$498	$664
Accounts receivable
Trade	1,310	1,048
Other	300	300
Inventories	747	743
Assets of discontinued operations	1,324	1,254
Other current assets	430	399

Total current assets	4,609	4,408
Investments and other assets	2,657	2,580
Property, plant and equipment, net	1,927	2,014

Total assets	$9,193	$9,002

Liabilities and Shareholders’ Equity
Current liabilities
Notes payable	$213	$260
Accounts payable	1,241	1,076
Liabilities of discontinued operations	348	307
Other current liabilities	1,302	1,235

Total current liabilities	3,104	2,878
Long-term debt	2,050	2,087
Deferred employee benefits and other noncurrent liabilities	1,798	1,893
Minority interest	99	94
Shareholders’ equity	2,142	2,050

Total liabilities and shareholders’ equity	$9,193	$9,002

Dana Corporation
(Including Dana Credit Corporation on an Equity Basis)
Cash Flow Impact on Net Debt (Unaudited)
(in millions)

	Three Months Ended June 30
	2004	2003
Sources
Net income	$108	$52
Depreciation	82	85
Asset sales	19	19
Divestitures		145
Working capital decrease (increase)	65	(30)

	274	271

Uses
Capital spend	(63)	(61)
Dividends	(18)	(2)
Restructuring cash payments	(26)	(20)
Deferred taxes	(54)	(2)
Investment in and undistributed earnings of equity affiliates	(43)	(32)
Net changes in other accounts	(64)	12

	(268)	(105)

Cash change in net debt	$6	$166

Dana Corporation
(Including Dana Credit Corporation on an Equity Basis)
Cash Flow Impact on Net Debt (Unaudited)
(in millions)

	Six Months Ended June 30
	2004	2003
Sources
Net income	$171	$93
Depreciation	165	171
Asset sales	33	43
Divestitures		145
Working capital increase	(115)	(222)

	254	230

Uses
Capital spend	(139)	(133)
Dividends	(36)	(3)
Restructuring cash payments	(49)	(64)
Deferred taxes	(50)	(6)
Investment in and undistributed earnings of equity affiliates	(64)	(59)
Net changes in other accounts	(31)	35

	(369)	(230)

Cash change in net debt	$(115)	$-

Dana Corporation
Condensed Consolidating Statement of Income (Unaudited)
(in millions)

	Three Months Ended June 30, 2004
	Dana
	with DCC on			Elimination	Dana
	Equity Basis	DCC		Entries	Consolidated
Net sales	$2,331	$		$	$2,331
Other income	13		24	(12)	25

	2,344		24	(12)	2,356

Costs and expenses
Cost of sales	2,108			(7)	2,101
Selling, general and administrative expenses	125		6	(5)	126
Interest expense	39		12		51

	2,272		18	(12)	2,278

Income before income taxes	72		6	—	78
Income tax benefit (expense)	(27)		21		(6)
Minority interest	(3)				(3)
Equity in earnings of affiliates	31		(2)	(25)	4

Income from continuing operations	73		25	(25)	73
Income from discontinued operations	35				35

Net income	$108		$25	$(25)	$108

This consolidating statement provides a reconciliation of the amounts presented for Dana with Dana Credit Corporation (DCC) on an equity basis to amounts reported for Dana Corporation on a fully consolidated basis.

Dana Corporation
Condensed Consolidating Statement of Income (Unaudited)
(in millions)

	Six Months Ended June 30, 2004
	Dana
	with DCC on			Elimination	Dana
	Equity Basis	DCC		Entries	Consolidated
Net sales	$4,642	$		$	$4,642
Other income	20		46	(27)	39

	4,662		46	(27)	4,681

Costs and expenses
Cost of sales	4,222			(16)	4,206
Selling, general and administrative expenses	247		26	(11)	262
Interest expense	77		25		102

	4,546		51	(27)	4,570

Income (loss) before income taxes	116		(5)	—	111
Income tax benefit (expense)	(38)		35		(3)
Minority interest	(6)				(6)
Equity in earnings of affiliates	51		4	(34)	21

Income from continuing operations	123		34	(34)	123
Income from discontinued operations	48				48

Net income	$171		$34	$(34)	$171

This consolidating statement provides a reconciliation of the amounts presented for Dana with Dana Credit Corporation (DCC) on an equity basis to amounts reported for Dana Corporation on a fully consolidated basis.

Dana Corporation
Condensed Consolidating Statement of Income (Unaudited)
(in millions)

	Three Months Ended June 30, 2003
	Dana
	with DCC on			Elimination	Dana
	Equity Basis	DCC		Entries	Consolidated
Net sales	$2,012	$		$	$2,012
Other income	27		36	(20)	43

	2,039		36	(20)	2,055

Costs and expenses
Cost of sales	1,849			(11)	1,838
Selling, general and administrative expenses	125		25	(9)	141
Interest expense	39		16		55

	2,013		41	(20)	2,034

Income (loss) before income taxes	26		(5)	—	21
Income tax benefit (expense)	(6)		15		9
Minority interest	(1)				(1)
Equity in earnings of affiliates	27		5	(15)	17

Income from continuing operations	46		15	(15)	46
Income from discontinued operations	6				6

Net income	$52		$15	$(15)	$52

This consolidating statement provides a reconciliation of the amounts presented for Dana with Dana Credit Corporation (DCC) on an equity basis to amounts reported for Dana Corporation on a fully consolidated basis.

Dana Corporation
Condensed Consolidating Statement of Income (Unaudited)
(in millions)

	Six Months Ended June 30, 2003
	Dana
	with DCC on			Elimination	Dana
	Equity Basis	DCC		Entries	Consolidated
Net sales	$3,988	$		$	$3,988
Other income	40		74	(42)	72

	4,028		74	(42)	4,060

Costs and expenses
Cost of sales	3,663			(24)	3,639
Selling, general and administrative expenses	241		54	(18)	277
Interest expense	81		33		114

	3,985		87	(42)	4,030

Income (loss) before income taxes	43		(13)	—	30
Income tax benefit (expense)	(12)		33		21
Minority interest	(3)				(3)
Equity in earnings of affiliates	54		11	(31)	34

Income from continuing operations	82		31	(31)	82
Income from discontinued operations	11				11

Net income	$93		$31	$(31)	$93

This consolidating statement provides a reconciliation of the amounts presented for Dana with Dana Credit Corporation (DCC) on an equity basis to amounts reported for Dana Corporation on a fully consolidated basis.

Dana Corporation
Condensed Consolidating Balance Sheet (Unaudited)
(in millions)

	June 30, 2004
	Dana
	with DCC on		Elimination		Dana
	Equity Basis	DCC	Entries		Consolidated
Assets
Current assets
Cash and cash equivalents	$498	$99	$		$597
Accounts receivable
Trade	1,310				1,310
Other	300	26		(9)	317
Inventories	747				747
Assets of discontinued operations	1,324				1,324
Other current assets	430	238		(209)	459

Total current assets	4,609	363		(218)	4,754

Investment in leases		682		(142)	540
Investments and other assets	2,657	536		(907)	2,286
Property, plant and equipment, net	1,927	16		143	2,086

Total assets	$9,193	$1,597		$(1,124)	$9,666

Liabilities and Shareholders’ Equity
Current liabilities
Notes payable	$213	$171	$		$384
Accounts payable	1,241				1,241
Liabilities of discontinued operations	348				348
Other current liabilities	1,302	50		(217)	1,135

Total current liabilities	3,104	221		(217)	3,108

Long-term debt	2,050	458			2,508
Deferred employee benefits and other noncurrent liabilities	1,798	591		(582)	1,807
Minority interest	99	2			101
Shareholders’ equity	2,142	325		(325)	2,142

Total liabilities and shareholders’ equity	$9,193	$1,597		$(1,124)	$9,666

This consolidating statement provides a reconciliation of the amounts presented for Dana with Dana Credit Corporation (DCC) on an equity basis to amounts reported for Dana Corporation on a fully consolidated basis.

Dana Corporation
Condensed Consolidating Balance Sheet (Unaudited)
(in millions)

	December 31, 2003
	Dana
	with DCC on		Elimination		Dana
	Equity Basis	DCC	Entries		Consolidated
Assets
Current assets
Cash and cash equivalents	$664	$67	$		$731
Accounts receivable
Trade	1,048				1,048
Other	300	26			326
Inventories	743				743
Assets of discontinued operations	1,254				1,254
Other current assets	399	212		(180)	431

Total current assets	4,408	305		(180)	4,533

Investment in leases		802		(180)	622
Investments and other assets	2,580	559		(887)	2,252
Property, plant and equipment, net	2,014	16		180	2,210

Total assets	$9,002	$1,682		$(1,067)	$9,617

Liabilities and Shareholders’ Equity
Current liabilities
Notes payable	$260	$233	$		$493
Accounts payable	1,076				1,076
Liabilities of discontinued operations	307				307
Other current liabilities	1,235	34		(180)	1,089

Total current liabilities	2,878	267		(180)	2,965

Long-term debt	2,087	518			2,605
Deferred employee benefits and other noncurrent liabilities	1,893	604		(596)	1,901
Minority interest	94	2			96
Shareholders’ equity	2,050	291		(291)	2,050

Total liabilities and shareholders’ equity	$9,002	$1,682		$(1,067)	$9,617

This consolidating statement provides a reconciliation of the amounts presented for Dana with Dana Credit Corporation (DCC) on an equity basis to amounts reported for Dana Corporation on a fully consolidated basis.

Dana Corporation
Consolidating Cash Flow Impact on Net Debt (Unaudited)
(in millions)

	Three Months Ended June 30, 2004
	Dana
	with DCC on			Elimination	Dana
	Equity Basis	DCC		Entries	Consolidated
Sources
Net income	$108		$25	$(25)	$108
Depreciation	82		8		90
Asset sales	19		36	(3)	52
Working capital decrease	65		7	12	84

	274		76	(16)	334

Uses
Capital spend	(63)		(3)	3	(63)
Dividends	(18)				(18)
Restructuring cash payments	(26)				(26)
Deferred taxes	(54)		8		(46)
Investment in and undistributed earnings of equity affiliates	(43)		27	25	9
Net changes in other accounts	(64)		(56)	(12)	(132)

	(268)		(24)	16	(276)

Cash change in net debt	$6		$52	$—	$58

Analysis of components of decrease in net debt:
Net change in short-term debt	$38	$		$	$38
Net payments on long-term debt	3		(48)		(45)
Change in cash — continuing operations	(47)		(4)		(51)

Cash change in net debt	(6)		(52)	—	(58)
Non-cash changes in net debt	(49)				(49)

Total change in net debt	$(55)		$(52)	$—	$(107)

This consolidating statement provides a reconciliation of the amounts presented for Dana with Dana Credit Corporation (DCC) on an equity basis to amounts presented for Dana Corporation on a fully consolidated basis.

Dana Corporation
Consolidating Cash Flow Impact on Net Debt (Unaudited)
(in millions)

	Six Months Ended June 30, 2004
	Dana
	with DCC on		Elimination	Dana
	Equity Basis	DCC	Entries	Consolidated
Sources
Net income	$171	$34	$(34)	$171
Depreciation	165	18		183
Asset sales	33	125	(3)	155
Working capital increase	(115)	(1)	1	(115)

	254	176	(36)	394

Uses
Capital spend	(139)	(6)	3	(142)
Dividends	(36)			(36)
Restructuring cash payments	(49)			(49)
Deferred taxes	(50)	9		(41)
Investment in and undistributed earnings of equity affiliates	(64)	30	34	—
Net changes in other accounts	(31)	(82)	(1)	(114)

	(369)	(49)	36	(382)

Cash change in net debt	$(115)	$127	$—	$12

Analysis of components of increase (decrease) in net debt:
Net change in short-term debt	$183	$(30)	$	$153
Net payments on long-term debt	(234)	(65)		(299)
Change in cash — continuing operations	166	(32)		134

Cash change in net debt	115	(127)	—	(12)
Non-cash changes in net debt	(33)	(27)		(60)

Total change in net debt	$82	$(154)	$—	$(72)

This consolidating statement provides a reconciliation of the amounts presented for Dana with Dana Credit Corporation (DCC) on an equity basis to amounts presented for Dana Corporation on a fully consolidated basis.

Dana Corporation
Consolidating Cash Flow Impact on Net Debt (Unaudited)
(in millions)

	Three Months Ended June 30, 2003
	Dana
	with DCC on		Elimination	Dana
	Equity Basis	DCC	Entries	Consolidated
Sources
Net income	$52	$15	$(15)	$52
Depreciation	85	14		99
Asset sales	19	57	(1)	75
Divestitures	145			145
Working capital decrease (increase)	(30)	4	(1)	(27)

	271	90	(17)	344

Uses
Capital spend	(61)	(3)	(2)	(66)
Dividends	(2)			(2)
Restructuring cash payments	(20)			(20)
Deferred taxes	(2)	(4)		(6)
Investment in and undistributed earnings of equity affiliates	(32)	11	16	(5)
Net changes in other accounts	12	20	3	35

	(105)	24	17	(64)

Cash change in net debt	$166	$114	$—	$280

Analysis of components of decrease in net debt:
Net change in short-term debt	$(162)	$(26)	$	$(188)
Proceeds from long-term debt	18			18
Debt assumed by buyer		(32)		(32)
Payments on long-term debt	(18)	(12)		(30)
Change in cash — continuing operations	(4)	(44)		(48)

Cash change in net debt	(166)	(114)	—	(280)
Non-cash changes in net debt	28			28

Total change in net debt	$(138)	$(114)	$—	$(252)

This consolidating statement provides a reconciliation of the amounts presented for Dana with Dana Credit Corporation (DCC) on an equity basis to amounts presented for Dana Corporation on a fully consolidated basis.

Dana Corporation
Consolidating Cash Flow Impact on Net Debt (Unaudited)
(in millions)

	Six Months Ended June 30, 2003
	Dana
	with DCC on		Elimination	Dana
	Equity Basis	DCC	Entries	Consolidated
Sources
Net income	$93	$31	$(31)	$93
Depreciation	171	31		202
Asset sales	43	137	(1)	179
Divestitures	145			145
Working capital increase	(222)	(4)	6	(220)

	230	195	(26)	399

Uses
Capital spend	(133)	(8)	(1)	(142)
Dividends	(3)			(3)
Restructuring cash payments	(64)			(64)
Deferred taxes	(6)	(7)		(13)
Investment in and undistributed earnings of equity affiliates	(59)	21	32	(6)
Net changes in other accounts	35	11	(5)	41

	(230)	17	26	(187)

Cash change in net debt	$—	$212	$—	$212

Analysis of components of increase (decrease) in net debt:
Net change in short-term debt	$(5)	$(96)	$	$(101)
Proceeds from long-term debt	18			18
Debt assumed by buyer		(32)		(32)
Payments on long-term debt	(18)	(18)		(36)
Change in cash — continuing operations	5	(66)		(61)

Cash change in net debt	—	(212)	—	(212)
Non-cash changes in net debt	36			36

Total change in net debt	$36	$(212)	$—	$(176)

This consolidating statement provides a reconciliation of the amounts presented for Dana with Dana Credit Corporation (DCC) on an equity basis to amounts presented for Dana Corporation on a fully consolidated basis.

Investor Relations
Dana Corporation
Quarterly Financial Information (Unaudited)
For the three months
Ended June 30,2004
(in millions)

			Inter-
	External Sales		Segment Sales		EBIT		Operating PAT		Net Profit		Net Assets
	04	03	04	03	04	03	04	03	04	03	04	03
Automotive Systems Group	$1,719	$1,497	$48	$35	$109	$88	$72	$66	$43	$35	$2,986	$2,980
Heavy Vehicle Technologies and Systems Group	592	499	9	20	51	30	31	19	18	5	621	643
Dana Commercial Credit							5	6	5	6	325	306
Other	20	16	1	2	(48)	(53)	(51)	(52)	(9)	(7)	(50)

Continuing Operations	2,331	2,012	58	57	112	65	57	39	57	39	3,882	3,929
Discontinued Operations					30	19	18	8	18	8
Unusual Items Excluded from Performance Measurement					(8)	(8)	33	5	33	5

Consolidated	$2,331	$2,012	$58	$57	$134	$76	$108	$52	$108	$52	$3,882	$3,929

North America	$1,577	$1,387	$25	$23	$80	$59	$48	$40	$23	$11	$2,162	$2,242
Europe	442	377	31	21	37	27	26	23	18	15	1,096	1,051
South America	153	107	50	42	27	18	17	11	14	9	327	293
Asia Pacific	159	141	13		10	13	7	8	3	5	159	167
Dana Commercial Credit							5	6	5	6	325	306
Other					(42)	(52)	(46)	(49)	(6)	(7)	(187)	(130)

Continuing Operations	2,331	2,012	119	86	112	65	57	39	57	39	3,882	3,929
Discontinued Operations					30	19	18	8	18	8
Unusual Items Excluded from Performance Measurement					(8)	(8)	33	5	33	5

Consolidated	$2,331	$2,012	$119	$86	$134	$76	$108	$52	$108	$52	$3,882	$3,929

Information for Discontinued Operations	557	603	5	4							970	962

The performance and net assets of Clevite are now included in ASG.

See Notes 20 and 21 in Dana’s 2003 Annual Report for further information (www.dana.com).

FOR MORE INFORMATION

(www.dana.com) — Dial-For-Dana U.S. or Canada 800-537-8823; OH 800-472-8810
E-Mail michelle.hards@dana.com or karen.crawford@dana.com
Dana Investor Relations 419-535-4635

Investor Relations
Dana Corporation
Quarterly Financial Information (Unaudited)
For the Six Months Ended June 30, 2004
(in millions)

			Inter-
	External Sales		Segment Sales		EBIT		Operating PAT		Net Profit		Net Assets
	04	03	04	03	04	03	04	03	04	03	04	03
Automotive Systems Group	$3,431	$3,004	$93	$71	$212	$164	$143	$123	$82	$62	$2,986	$2,980
Heavy Vehicle Technologies and Systems Group	1,170	954	18	41	90	55	55	34	28	9	621	643
Dana Commercial Credit							12	12	12	12	325	306
Other	41	30	3	3	(109)	(98)	(105)	(104)	(17)	(18)	(50)

Continuing Operations	4,642	3,988	114	115	193	121	105	65	105	65	3,882	3,929
Discontinued Operations					55	31	31	13	31	13
Unusual Items Excluded from Performance Measurement					(9)	(8)	35	15	35	15

Consolidated	$4,642	$3,988	$114	$115	$239	$144	$171	$93	$171	$93	$3,882	$3,929

North America	$3,171	$2,796	$52	$47	$163	$113	$102	$72	$47	$16	$2,162	$2,242
Europe	880	738	61	40	67	56	48	48	32	33	1,096	1,051
South America	283	193	94	80	45	26	28	16	23	12	327	293
Asia Pacific	308	261	14	1	18	24	12	15	5	9	159	167
Dana Commercial Credit							12	12	12	12	325	306
Other					(100)	(98)	(97)	(98)	(14)	(17)	(187)	(130)

Continuing Operations	4,642	3,988	221	168	193	121	105	65	105	65	3,882	3,929
Discontinued Operations					55	31	31	13	31	13
Unusual Items Excluded from Performance Measurement					(9)	(8)	35	15	35	15

Consolidated	$4,642	$3,988	$221	$168	$239	$144	$171	$93	$171	$93	$3,882	$3,929

Information for Discontinued Operations	1,067	1,150	9	8							970	962

The performance and net assets of Clevite are now included in ASG.

See Notes 20 and 21 in Dana’s 2003 Annual Report for further information (www.dana.com).

FOR MORE INFORMATION
(www.dana.com) - Dial-For-Dana U.S. or Canada 800-537-8823; OH 800-472-8810
E-Mail michelle.hards@dana.com or karen.crawford@dana.com
Dana Investor Relations 419-535-4635